o 133*P1



                          SHARE CLASS REDESIGNATION
                          EFFECTIVE JANUARY 1, 1999

                      Class A - Formerly Considered Class I



                       SUPPLEMENT DATED JANUARY 1, 1999
                             TO THE PROSPECTUS OF
                        FRANKLIN ASSET ALLOCATION FUND
                 DATED MAY 1, 1998, AS AMENDED AUGUST 3, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, the fund's shares are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, the fund's shares were considered Class I shares.

     All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following paragraphs are added under "What Are the Risks of Investing in the Fund?":

     EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

     Advisers will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

     If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

III. The following is added after the "Administrative Services" section under "Who Manages the Fund?":

     YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Advisers may have no control.

IV. The second waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced with the following:

     2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

        If you paid a Contingent Deferred Sales Charge when you sold your Class A shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

        Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

        This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

V. The section "How Do I Buy Shares in Connection with Retirement Plans?", found under "How Do I Buy Shares?", is replaced with the following:

     HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

     Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

     Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

     Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

VI. The third item in the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

     o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

VII. In the "By Phone" section of the chart under "How Do I Sell Shares?", the first bulleted item is replaced with the following:

      o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call
         Institutional Services to receive a copy.

VIII. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

      3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

IX.   Under "Transaction Procedures and Special Requirements",

     (a) the section "Joint Accounts" is replaced with the following:

     JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

     (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

     (c) and the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions", is deleted.

X. The second sentence in the section "Services to Help You Manage Your Account - Automatic Investment Plan" is replaced with the following:

     Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

XI. The second paragraph under "Services to Help You Manage Your Account - Systematic Withdrawal Plan" is replaced with the following:

     If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

XII. The section "Services to Help You Manage Your Account - Electronic Fund Transfers" is replaced with the following:

     ELECTRONIC FUND TRANSFERS

     You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

XIII. In the section "Services to Help You Manage Your Account - TeleFACTS(R),"

    (a) the third bulleted item is replaced with the following:

        exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

   (b)  and the last sentence is replaced with the following:

    The fund's code number is 133.

XIV. In the "Useful Terms and Definitions" section,

   (a) the definition of "Class I and Class II" is replaced with the following:

   CLASS A, CLASS B AND CLASS C - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes.

  (b) and the following definition is revised:

  CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.



              Please keep this supplement for future reference.

o  133*SA2



                             SHARE CLASS REDESIGNATION
                             Effective January 1, 1999

                      Class A - Formerly Considered Class I


                          SUPPLEMENT DATED JANUARY 1, 1999
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           FRANKLIN ASSET ALLOCATION FUND
                                 dated May 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund's shares are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, the fund's shares were considered Class I shares.

     All references in the Statement of Additional Information to Class I shares are replaced with Class A.

II. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

III. The following replaces the performance figures in the applicable sections under "How Does the Fund Measure Performance?" The figures below have been restated to reflect the fund's current, maximum 5.75% initial sales charge.

     Total Return

     The fund's average annual total return for the one-, five- and ten-year periods ended December 31, 1997, was 8.58%, 13.08% and 12.30%, respectively.

     The fund's cumulative total return for the one-, five- and ten-year periods ended December 31, 1997, was 8.58%, 84.94% and 218.95%, respectively.

     Yield

     The fund's yield for the 30-day period ended December 31, 1997, was 1.83%.

     Current Distribution Rate

     The fund's current distribution rate for the 30-day period ended December 31, 1997, was 1.55%.

IV.  The following paragraph is added under "Miscellaneous Information":

     The   Information   Services  &   Technology   division  of  Resources
     established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

V. In the "Useful Terms and Definitions" section, the definition of "Offering Price" is replaced with the following:

Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 5.75%.



                 Please keep this supplement for future reference.